UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 8, 2005

Commission File Number: 0 - 30927

GARUDA CAPITAL CORP.
(Exact Name of Registrant as Specified in Charter)

Nevada	980209053
(state or other jurisdiction of	(I.R.S. Employer I.D. No.)
incorporation or organization)

502 – 1978 Vine Street, Vancouver, British Columbia, Canada V6K 4S14
(Address of principal executive offices)

(604) 737-0203
Issuer’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant

(b)
On August 8, 2005, the Registrant engaged Ernst & Young LLP, Chartered Accountants (“E & Y”) to serve as its independent public accounting firm. During the two years ended June 30, 2005 and through the date hereof, neither the Registrant nor anyone on its behalf consulted E & Y regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s financial statements, nor has E & Y provided to the Registrant a written report or oral advice regarding such principles or audit opinion.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GARUDA CAPITAL CORP.
Date: August 11, 2005	By:	/s/ C. Robin Relph
C. Robin Relph, President, Chief
Executive Officer, Chief Financial Officer